EXHIBIT 10-44

REGISTRATION RIGHTS AGREEMENT

Dated as of June 5, 2008,

By And Among

COMMUNICATION INTELLIGENCE CORPORATION

AND

THE INVESTORS SIGNATORY HERETO

EXHIBIT 10-44

- i -

EXHIBIT 10-44

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 5, 2008, by and among Communication Intelligence Corporation, a Delaware corporation (the “Company”), and the investors signatory hereto (each an “Investor” and collectively, the “Investors”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, among the Company and the investors identified on the signature pages thereto (the “Purchase Agreement”), the Credit Agreement, dated as of the date hereof, among the Company and the lenders signatory thereto (the “Credit Agreement”), and other Transaction Documents pursuant to which the Company will effect a Debt Refinancing.

The Company and the Investors hereby agree as follows:

1. Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“Advice” has the meaning set forth in Section 8(c).

“Additional Registrable Securities” means the Additional Underlying Shares, and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the Additional Underlying Shares.

“Additional Registrable Securities Piggy Back Period” has the meaning set forth in Section 8(d).

“Additional Shares” means the shares of Series A Cumulative Convertible Preferred Stock, having the rights, preferences and privileges set forth in the Certificate of Designations, issuable pursuant to the Company’s option to make dividend payments “in kind” pursuant to the Certificate of Designations.

“Additional Underlying Shares” means the Shares of Common Stock issuable upon conversion of the Additional Shares or exercise of the Additional Warrants.

“Additional Warrants” means the warrants to purchase from the Company shares of Common Stock of the Company issued pursuant to the Company’s option to make interest payments “in kind” pursuant to the Credit Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Allowable Grace Period” has the meaning set forth in Section 3(a).

EXHIBIT 10-44

“Certificate of Designations” means the Certificate of Designations filed by the Company as of the date hereof.

“Commission” means the U.S. Securities and Exchange Commission.

“Company” has the meaning set forth in the Preamble.

“Covering Shares” has the meaning set forth in Section 3(c).

“Credit Agreement” has the meaning set forth in the Recitals.

“Debt Refinancing” means, collectively, the following: (i) the conversion of the outstanding debt set forth on Schedule 1.3 of the Credit Agreement into Loans (as defined in the Credit Agreement) under the Credit Agreement and the tender of the promissory notes evidencing such debt to the Company for cancellation; (ii) the tender of certain Promissory Notes (as defined under the Purchase Agreement) to the Company for cancellation in full payment for shares of Series A Preferred Stock as set forth in the Purchase Agreement and (iii) each of the other transactions contemplated hereby and by the other Debt Refinancing Documents.

“Demand Registration” has the meaning set forth in Section 8(e).

“Demand Registration Notice” has the meaning set forth in Section 8(e).

“Demand Registration Request” has the meaning set forth in Section 8(e).

“Demanding Holders” has the meaning set forth in Section 8(e).

“Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Effectiveness Date” means (a) with respect to the Registration Statement required to be filed under Section 2(a), the earlier of (i) the 150th day following the Closing, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such Registration Statement will not be reviewed or is no longer subject to further review and comments, and (b) with respect to a Registration Statement required to be filed under Section 2(b), the earlier of: (i) the 90th day following the applicable Filing Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Failure” has the meaning set forth in Section 3(a).

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means (a) with respect to the Registration Statement required to be filed under Section 2(a), the earlier of (i) two (2) Business Days following the filing of the

EXHIBIT 10-44

Company’s Quarterly Report on Form 10-Q for the three and six months ending June 30, 2008, and (ii) August 18, 2008, and (b) with respect to a Registration Statement required to be filed under Section 2(b), the 30th day following the date on which Holders of a majority of the Registrable Securities request that the Company register the resale of Common Stock on Form S-3.

“Filing Failure” has the meaning set forth in Section 3(a).

“Grace Period” has the meaning set forth in Section 3(a).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities (including a holder or holders of Shares or Warrants convertible or exchangeable into Registrable Securities) or Additional Registrable Securities (including a holder or holders of Shares or Warrants convertible or exchangeable into Additional Registrable Securities).

“Indemnified Party” has the meaning set forth in Section 6(c).

“Indemnifying Party” has the meaning set forth in Section 6(c).

“Inspectors” has the meaning set forth in Section 4(l).

“Investor” or “Investors” has the meaning set forth in the Preamble.

“Losses” has the meaning set forth in Section 6(a).

“Maintenance Failure” has the meaning set forth in Section 3(a).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Principal Market” means the primary market on which a security trades.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

EXHIBIT 10-44

“Records” has the meaning set forth in Section 4(l).

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

“Registration Delay Payments” has the meaning set forth in Section 3(a).

“Registrable Securities” means the Underlying Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the Underlying Shares.

“Registration Statement” means the registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed under Section 2(b) or Section 8(e), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule 144.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule 415.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule 424.

“Securities” means the Warrants, the Shares and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Holder Questionnaire” has the meaning set forth in Section 2(c).

“Shares” means the shares of Series A Cumulative Convertible Preferred Stock, having the rights, preferences and privileges set forth in the Certificate of Designations, issuable pursuant to the Purchase Agreement.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

EXHIBIT 10-44

“Transaction Documents” means this Agreement, the Purchase Agreement, the Credit Agreement, the Certificate of Designations and any other documents or agreements executed in connection with the transactions contemplated thereunder.

“Transfer Agent” means American Stock Transfer & Trust Company, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit D, executed by the Company and delivered to the Transfer Agent.

“Underlying Shares” means the shares of Common Stock issuable upon conversion of the Shares or exercise of the Warrants.

“Warrants” means the warrants (other than the Additional Warrants) to purchase from the Company shares of Common Stock of the Company issued pursuant to the Credit Agreement.

2. Registration.

(a) On or prior to the applicable Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (or on such other form appropriate for such purpose).  Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Exhibit A.  The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earliest of (i) two years after its Effective Date, (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders pursuant to such Registration Statement, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders without volume or manner of sale limitations pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s Transfer Agent and the affected Holders (the “Effectiveness Period”).  By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(b) Promptly following any date on which the Company becomes eligible to use a registration statement on Form S-3 to register Registrable Securities for resale, the Company shall notify the Holder of Registrable Securities thereof.  Thereafter, for so long as the Company remains eligible to use a registration statement on Form S-3 to register Registrable Securities for resale, the Company shall, promptly upon the request of the Holders of a majority of the Registrable Securities, prepare a Registration Statement on Form S-3 covering all such Registrable Securities (or a post-effective amendment on Form S-3 to the then effective Registration Statement) and shall cause such Registration Statement to be filed by the Filing Date for such Registration Statement and declared effective under the Securities Act as soon

EXHIBIT 10-44

as possible thereafter, but in any event prior to the Effectiveness Date therefor. Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Exhibit A.  The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.  By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(c) Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Exhibit B (a “Selling Holder Questionnaire”).  The Company shall not be required to include in a Registration Statement the Registrable Securities of a Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the Filing Date (subject to the requirements set forth in Section 4(a)).

3. Other Agreements of the Parties

(a) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.  If (i) a Registration Statement covering all the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the Commission on or before the applicable Filing Deadline (a “Filing Failure”) or (B) not declared effective by the Commission on the applicable Effectiveness Deadline (an “Effectiveness Failure”) or (ii) on any day after the applicable Effective Date of any Registration Statement, sales of all the Registrable Securities included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined below) pursuant to such Registration Statement or otherwise (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, to register a sufficient number of shares of Common Stock or to maintain the listing of the Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), (A) the Company shall pay to each Holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one and one-half percent (1.5%) of the aggregate conversion price or exercise price, as the case may be, applicable with respect to such Holder’s Registrable Securities included in such Registration Statement on each of the following dates: (i) on the thirtieth day after the date of a Filing Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure has been cured or the Effectiveness Period has terminated, whichever is earlier; (ii) on the thirtieth day after the date of an Effectiveness Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until the such Effectiveness Failure is cured or the Effectiveness Period has terminated, whichever is

EXHIBIT 10-44

earlier; and (iii) on the thirtieth day after the date of a Maintenance Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured or the Effectiveness Period has terminated, whichever is earlier.  The payments to which a Holder shall be entitled pursuant to this Section 3(a) are referred to herein as “Registration Delay Payments.”  Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured or the Effectiveness Period has terminated.  In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full.  Notwithstanding the foregoing, in no event shall the Company be required to pay Registration Delay Payments for a contemporaneous Filing Failure and Effectiveness Failure.

Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may (i) delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required or (ii) cause the Registration Statement to be suspended if such suspension is required by law, rule or regulation, or is otherwise in the best interest of the Company (a “Grace Period”); provided, that the Company shall promptly (i) notify the Holders in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Holders) and the date on which the Grace Period will begin, and (ii) notify the Holders in writing of the date on which the Grace Period ends; and, provided further, that (x) no Grace Period shall exceed five (5) consecutive Trading Days, (y) during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of thirty (30) calendar days and (z) the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) and the date referred to in such notice.  Notwithstanding anything to the contrary, the Company shall cause its Transfer Agent to deliver unlegended Registrable Securities to a transferee of an Holder in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale, and delivered a copy of the Prospectus included as part of the applicable Registration Statement, prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

(b) The Registrable Securities may only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.  In connection with any transfer of the Registrable Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Holder or in connection with a pledge as contemplated in Section 3(d), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does

EXHIBIT 10-44

not require registration of such transferred Securities under the Securities Act.  Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the Transfer Agent requests such legal opinion, any transfer of Registrable Securities by a Holder to an Affiliate of such Holder, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Registrable Securities.

(c) The Holders agree to the imprinting, so long as is required by this Section 3(c), of the following legend on any certificate evidencing any of the Registrable Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Certificates evidencing Registrable Securities shall not be required to contain such legend or any other legend following any sale of such Registrable Securities (1) under a registration statement or (2) pursuant to Rule 144 if the holder provides the Company with assurance reasonably acceptable to the Company, including customary seller and broker representation letters, that the Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A under the Securities Act.  The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date.  Following the Effective Date or at such earlier time as a legend is no longer required for the Registrable Securities, the Company will no later than (i) the time provided in the Certificate of Designations or the Warrants with respect to the issuance of shares of Common Stock upon conversion of the Shares or exercise of the Warrants, as applicable or (ii) three Trading Days following the delivery by a Holder to the Company or the Transfer Agent, as applicable, of (x) the legended certificate representing such Registrable Securities, if the Company had issued a legended certificate for such Registrable Securities, and (y)  such other documents or information as is required pursuant to this Section 3(c), deliver or cause to be delivered to such Holder a certificate representing such Registrable Securities that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 3(c).

EXHIBIT 10-44

If within three Trading Days after the Company’s receipt of a legended certificate and the other documents as specified in Clauses (ii)(x) and (ii)(y) of the paragraph immediately above, the Company shall fail to issue and deliver to such Holder a certificate representing such Registrable Securities that is free from all restrictive and other legends, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock that the Holder anticipated receiving from the Company without any restrictive legend (the “Covering Shares”), then the Company shall, within three Trading Days after the Holder’s request, pay cash to the Holder in an amount equal to the excess (if any) of the Holder’s total purchase price (including brokerage commissions, if any) for the Covering Shares, over the product of (A) the number of Covering Shares, times (B) the closing bid price on the date of delivery of such certificate and the other documents as specified in Clauses (ii)(x) and (ii)(y) of the paragraph immediately above.

(d) The Company will not object to and shall permit (except as prohibited by law) a Holder to pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities, and if required under the terms of such agreement, loan or arrangement, the Company will not object to and shall permit (except as prohibited by law) such Holder to transfer pledged or secured Securities to the pledgees or secured parties.  Except as required by law, such a pledge or transfer shall not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith, and no notice shall be required of such pledge.  Each Holder acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Holder and its pledgee or secured party.  At the appropriate Holder’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.  Provided that the Company is in compliance with the terms of this Section 3(d), the Company’s indemnification obligations pursuant to Section 6 shall not extend to any Proceeding or Losses arising out of or related to this Section 3(d).

4. Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company shall:

(a) Not less than four Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to each Holder copies of the “Selling Stockholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed, which documents will be subject to the review of such Holder. Any Holder must provide its comments, if any, to the Company at least two Trading Days prior to the filing of such Registration Statement or any related Prospectus or any amendment or

EXHIBIT 10-44

supplement thereto.  The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).

(b) (i)  Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(c) Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing and, in the case of (v) below, not less than three Trading Days prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such

EXHIBIT 10-44

Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of suchRegistration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g) Prior to any public offering of Registrable Securities, register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder may reasonably request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, however, the company shall not be required to register to do business in any such state.

(h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations or amounts, and registered in such names, as any such Holders may request.

(i) Upon the occurrence of any event contemplated by Section 4(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

EXHIBIT 10-44

(j) In conjunction with the filing of the Registration Statement or sales thereunder, the Company will make any filings as may be required to be made with the NASD, via the COBRA desk filing system.

(k) The Company shall not identify any Holder as an underwriter in any public disclosure or filing with the Commission, the Principal Market or any other market or exchange without such Holder’s consent.  If such Holder refuses to give such consent in connection with a Registration Statement and the Company is obligated by law or the rules or regulations of the SEC, to identify such Holder as an underwriter, the Company shall not be obligated to register such Holder’s Registrable Securities on the applicable Registration Statement.  If any Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter, provided that such Holder has consented to be identified as such in the Registration Statement, at the reasonable request of such Holder and at such Holder’s expense, the Company shall furnish to such Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Holder may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holder.

(l) If any Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter, and provided that such Holder has consented to be identified as such in the Registration Statement, the Company shall make available for inspection by (i) such Holder, (ii) its legal counsel and (iii) the accountants or other agents retained by the Holder (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to a Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement.  Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or in any other confidentiality agreement between the Company and any Holder) shall be deemed to limit the Holder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

EXHIBIT 10-44

(m) The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company, other than the information provided in or pursuant to the Selling Holder Questionnaire, unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or, to the knowledge of the Company, any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(n) The Company shall use its reasonable best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on the Principal Market or, if securities of the same class and series as the Registrable Securities are no longer listed on the Principal Market such other securities market or exchange on which securities of the same class and series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of the Principal Market or such other exchange or market.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 4(n).

(o) If requested by an Investor, the Company shall as soon as reasonably practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as such Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(p) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(q) Unless the following information is otherwise available on the EDGAR system, the Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the Effective Date of a Registration Statement.

EXHIBIT 10-44

(r) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(s) Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, and / or shall cause legal counsel for the Company to deliver (as required by the Company's Transfer Agent to remove legends from the Registrable Securities), to the Transfer Agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit C.

5. Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement; provided, however, the Company shall not be responsible for any fees, expenses or costs incurred by Holder in connection with the sale of Shares covered by a Registration Statement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

6. Indemnification.

(a) Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any

EXHIBIT 10-44

preliminary prospectus, or arising out of or relating to any omissionor alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Exhibit A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 4(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders.  Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Exhibit A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 4(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

EXHIBIT 10-44

(c) Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution.  If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as

EXHIBIT 10-44

anyother relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7. Reports Under the 1934 Act.

With a view to making available to the Holders the benefits of Rule 144, the Company agrees, until the earlier of such time as all of the Registrable Securities (i) have been sold and (ii) may be sold by all Holders without volume limitations pursuant to Rule 144, to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under Section 13 or 15(d) of the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Holder so long as such Holder owns (or has the right to receive pursuant to conversion of Shares or exercise of Warrants) Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

EXHIBIT 10-44

8. Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c)           Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d)           Piggy-Back Registrations.

If at any time:

(i)           during the Effectiveness Period  there is not an effective Registration Statement covering all of the Registrable Securities; or

(ii)           prior to the date which is the earliest of (I) two years after the Effective Date of a Registration Statement covering Additional Registrable Securities, (II) such time as all of the Additional Registrable Securities have been publicly sold by the Holders pursuant to a Registration Statement, or (III) such time as all of the Additional Registrable Securities may be sold by the Holders without volume or manner of sale limitations pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s Transfer Agent and the affected Holders (the “Additional Registrable Securities Piggy Back Period”) there is not an effective Registration Statement covering all of the Additional Registrable Securities;

and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated

EXHIBIT 10-44

under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder of Registrable Securities (during the Effectiveness Period) and each Holder of Additional Registrable Securities (during the Additional Registrable Securities Piggy Back Period) written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities and Additional Registrable Securities, as the case may be, as the applicable Holder requests to be registered and which are not otherwise covered in an effective Registration Statement, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(e)           Demand Registrations in Connection with Additional Registrable Securities.  If at any time during the Additional Registrable Securities Piggy Back Period the Company shall receive from Holders (the “Demanding Holders”) of at least 750,000 Additional Registrable Securities a written request (the “Demand Registration Request”) that the Company register all or a part (but not less than 750,000) Additional Registrable Securities (each such registration being a “Demand Registration”), the Company shall: (x) promptly (and in any event no more than five days after receipt of such Demand Registration Request) give written notice (the “Demand Registration Notice”) of the proposed Demand Registration to all other Holders of Additional Registrable Securities; and (y) as soon as practicable, but in no event more than 90 days (provided that, if the Commission reviews and has written comments to the registration statement filed in connection with the Demand Registration that would require the filing of a pre-effective amendment thereto with the Commission, then in no event more than 150 days) after receiving such Demand Registration Request, use its reasonable best efforts to cause such Registration Statement covering all or such portion of the Additional Registrable Securities of the Demanding Holders as are specified in the Demand Request, together with all or such portion of the Additional Registrable Securities of any Holder or Holders that have, within 15 days of receiving the Demand Registration Notice, notified the Company of their intention to join in such Demand Registration Request, to be declared effective under the Securities Act, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is the earliest of (i) two years after its effective date, (ii) such time as all of the Additional Registrable Securities covered by such Registration Statement have been publicly sold by the Holders thereof pursuant to such Registration Statement or (iii) such time as all of the Additional Registrable Securities covered by such Registration Statement may be sold by the Holders thereof without volume or manner of sale limitations pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s Transfer Agent and the affected Holders; provided,

EXHIBIT 10-44

however, that the Company shall not be obligated to effect, or take any action to effect, more than one Demand Registration pursuant to this Section 8(e) in any 12-month period during which at least one Demand Registration has been declared or ordered effective by the Commission.  The filing of two or more Registration Statements in response to one Demand Registration Request shall be counted as one Demand Registration.  Notwithstanding the foregoing, the Company shall not be obligated to effect, or take any action to effect, a Demand Registration during the period starting with the date 30 days prior to the Company’s date of filing of, and ending on the date 90 days immediately following the effective date of, any registration statement pertaining to equity securities of the Company (other than a registration statement on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), provided that the Company is actively employing in good faith its reasonable best efforts to cause such registration statement to become effective and, provided further, that Holders of Additional Registrable Securities are afforded piggy-back registration rights with respect to such registration statement pursuant to Section 8(d).

(f)           Representations and Covenants Made to the Investors

(a) .  Any and all representations, warranties, covenants and agreements made by the Company to and for the benefit of the Investors that survive the consummation of the transactions contemplated by the Purchase Agreement shall be deemed to have also been made to and for the benefit of Holders.

(g)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this Section 8(g), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates.

(h)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	Communication Intelligence Corporation
  275 Shorewood Drive, Suite #500
  Redwood Shores, California 94065
  Attn:  Frank Dane
  Facsimile:  (650) 802-7777

EXHIBIT 10-44

With a copy (which shall not constitute notice) to:

Davis Wright Tremaine LLP
23rd Floor
1300 S.W. Fifth Ave.
Portland, Oregon 97201
Attn: Michael C. Phillips
Facsimile: 503-778-5299

If to a Investor:	To the address set forth under such Investor's name on the	signature pages hereto.

With a copy to:	Thelen Reid Brown Raysman & Steiner LLP
875 Third Avenue
New York, New York 10022
Facsimile: (212) 603-2001
Attn: Herman Sassower, Esq.

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stocktransfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(i)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(j)           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

EXHIBIT 10-44

(k)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(l)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(o)           Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of each other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document.  Each Investor acknowledges that no other Investor will be acting as agent of such Investor in enforcing its rights under this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of

EXHIBIT 10-44

closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES TO FOLLOW]

EXHIBIT 10-44

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.
COMMUNICATION INTELLIGENCE CORPORATION

By:           /s/Guido DiGregorio
Name:   Guido D. DiGregorio
Title:     Chief Executive Officer and President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES OF INVESTORS TO FOLLOW]

EXHIBIT 10-44

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

                                                                                                Michael Engmann

By:          /s/Michael Engmann
Name: Michael Engmann
Title:

ADDRESS FOR NOTICE

c/o:

Street: 38 San Fernando Way

City/State/Zip:   San Francisco , CA 94127

Attention:

Tel:    415-293-3811

Fax:     415-781-4641

Email:  MIKE.ENGMANN@ENGMANNOPTIONS.COM
                                                                                                                   (SMALL LETTERS)

EXHIBIT 10-44

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

                                                                                                Ronald Goodman

By:   /s/ Ronald Goodman
                                      Name:  Ronald Goodman
Title:

ADDRESS FOR NOTICE

c/o:

Street:  31 Tierra Verde Court

City/State/Zip:   Walnut Creek, CA 94593

Attention:

Tel:   415-710-6931

Fax:

Email:  rgoodman524@earthlink.net

EXHIBIT 10-44

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

                                                                                                PHOENIX VENTURE FUND LLC

By:    /s/  Andrea Goren
                                      Name:  Andrea Goren
Title:   Member

ADDRESS FOR NOTICE

c/o:

Street:   110 East 59th Street, Suite 1901

City/State/Zip:   New York, NY 10022

Attention:  Andrea Goren

Tel:   212 759 1909 x202

Fax:   212 202 7565

Email:   agoren@sgphoenix.com

EXHIBIT 10-44

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

                                                                                                 AFS Investments, Inc.

By:    /s/   Fred J. Merritt
                                      Name:   Fred J. Merritt
Title:   President

ADDRESS FOR NOTICE

c/o:    Fred J. Merritt

Street:  14510 Lima Rd.

City/State/Zip:   Ft. Wayne, IN 46818

Attention:     Fred J. Merritt

Tel:   317-506-1937

Fax:   260-637-4472

Email:   AFSINVESTMENTS@MSN.COM

EXHIBIT 10-44

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

                                                                                                Frederich L. Farrar

By:    /s/  Frederich L. Farrar
                                      Name:  Frederich L. Farrar
Title:

ADDRESS FOR NOTICE

c/o:

Street:   3502 Woodview Trace, #200

City/State/Zip:   Indianapolis, IN 46268

Attention:

Tel:   317 860 8213

Fax:     317 860 9190

Email:  fred.farrar@klipsch.com

EXHIBIT 10-44

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

                                                                                                 Rubicon Global Value Fund, L.P.

By:    /s/  Steven Shum
                                      Name:   Steven Shum
Title:    Managing Director

ADDRESS FOR NOTICE

c/o:

Street:   One SW Columbia St., Suite 900

City/State/Zip:  Portland, OR 97258

Attention:   Steve Shum

Tel:   503-548-4800

Fax:   503-548-4805

Email:   sshum@corefundmgmt.com

EXHIBIT 10-44

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

                                                                                                 MDNH Partners, LP

By:    /s/  Michael W. Engmann
                                      Name:   Michael W. Engmann
Title:   General Partner

ADDRESS FOR NOTICE

c/o:   MDNH Partners

Street:   220 Bush St., Suite 950

City/State/Zip:   San Francisco, CA 94104

Attention:    Mike Engmann

Tel:    415-293-3818

Fax:     415-781-4641

Email:  MIKE.ENGMANN@ENGMANNOPTIONS.COM

EXHIBIT 10-44

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

                                Kendu Partners

By:    /s/  Michael W. Engmann
                                      Name:   Michael W. Engmann
Title:   General Partner

ADDRESS FOR NOTICE

c/o:   Engmann Options

Street:   220 Bush St., Suite 950

City/State/Zip:   San Francisco, CA 94104

Attention:    Mike Engmann

Tel:    415-293-3818

Fax:     415-781-4641

Email:  MIKE.ENGMANN@ENGMANNOPTIONS.COM